March 2026 ABCDEFGHIJKLMNOPQRSTUVWXYZ abcdefghijklmnopqrstuvwxyz 0123456789@#$%&* Museo Sans 900 The logotype was based on the typeface Museo San Newsmax RedNewsmax Blue Complete color information can be found on page 8. Colors Logotype Typeface Investor Presentation

Investment Highlights Rapidly Expanding News Network with Strong Growth Trajectory Highly Loyal Audience with Significant Reach Diverse Platform Model with Multi-Faceted Revenue Streams World-Class Leadership with Strategic Access Debt-Free Balance Sheet with Capital Strength to Support Growth Platform and Reach Unlocks Monetization Upside 2

On all platforms, for all people Newsmax Overview Scale and Growth 58M+ Total Audience Reach 100+ Countries Available #4 In Cable News Total Audience Reach Versus Election Year ’25 vs. ‘24 +21% Social Media Followers Jan-Dec '25 vs. ‘24 +24% Newsmax 2 Viewership Growth Extended Day Jan-Dec '25 vs. ‘24 Diversified Revenue Strong Growth Current Capital Strength $131M Cash and short-term investments as of 4Q FY25 +28% Revenue CAGR 2019-2025 $189M 81% Broadcast 19% Digital FY2025 Financial Overview 3 Free Streaming Channel Paid Streaming Service Live Cable TV Disclosure: Please note data is aggregated from Nielsen data, streaming dashboard of OTT providers, internal company estimates and other analytic services. The numbers and data are variable and subject to change. Pending Updated financials Old 60M+ U.S. Homes Footprint Across Pay TV 100M+ Streaming on smartphones, apps and other devices #4 In Cable News 29M+ Newsmax TV Quarterly Viewership Jan-Sep ’25 vs. ‘24 +8% Newsmax TV Audience Reach Jan-Sept '25 vs. ‘24 +25% Newsmax 2 Viewership Growth Jan-Sept '25 vs. ‘24 Add Text Growth vs election cycle? For total viewership? Challenging compare UP

Digital & Social Disruption • Fragmented news outlets and rise of misinformation • Click-driven economics • Market void emerges, trust gap grows Legacy Media Overreach • CNN, Fox lean into entertainment and spectacle • Ratings chase undermines credibility • Audiences overwhelmed by conflict journalism The Return to Trusted Voices • Journalism and informed opinion • Audiences turn away from sensationalism, seeking truth • Newsmax among the most trusted news brands 1 covering issues Americans deeply care about Newsmax – Building The Future Of Journalism Restoring Trust in News Golden Age of News • Select few universally trusted sources • Mass audiences and stable monetization • Proof that audiences reward authoritative journalism Pre-2010 2010-2020 COVID-2025 Future State 4 1. Economist / YouGov annual survey of Trust in Media.

SOCIOGRAPHIC SHIFTS MEDIA SHIFTS Capitalizing On Secular Shifts In Media And Society • National and global interest in politics and society on the rise • Demographics increasingly identify by political ideology • Being “conservative” is more nuanced • Growing need to separate facts from misinformation in the age of AI Strategic Edge • Cable, streaming, web, social and apps are now all viable platforms • Less consolidated news ecosystem with fragmented sources • Viewership and ad dollars increasingly flow to live content • FAST channels lead growth • Streaming driving premium content ✓ Purpose-built for multi- channel, multi-media ✓ Appeals to American values ✓ Not beholden to a media conglomerate ✓ Innovative monetization & audience engagement ✓ Unified, focused leadership and trusted brand 5

6 News Business Today News Consumption Diversifying Trust is in Decline Less Competitive On The Right Proportion that used each as a source of news in the last week in the U.S. Americans’ trust in mass media is at an all time low Top 15 multi-channel news source preferences by political affiliation in the U.S. 13 2 Dem / Lean Dem Rep / Lean RepDem / Le Rep / Rep 1 2 72% 50% 47% 14% 27% 54% 69% 48% 15% 7% TV Print Social and video networks Online news sites/apps News podcasts AI chatbots 72% 28% Source: Reuters Institute. Source: Gallup. Sources: Pew Research.

Battleground Settled Fighting for Basis Points Battleground Open Huge Whitespace The Opportunity ✓ Purpose-built for multi- channel, multi-media ✓ Appeals to American values ✓ Not beholden to a media conglomerate ✓ Innovative monetization & audience engagement ✓ Unified, focused leadership and trusted brand Strategic Edge 7

Newsmax Reach – Now A Growth Amplifier Digital Media / Subscription Expansion Advertising Revenue Growth Affiliate Fee Upside Expand Revenue Opportunities, International and More Significant upside as MVPD / OTT renewals move toward industry benchmarks Leveraging ratings momentum, premium demographics (35–64), and multi-platform campaigns Scaling Newsmax App, Newsmax+, Newsmax2 to capture digital-first audiences International growth and expand audience lifetime value by selectively offering our audience new products and services 8

$2.67 $1.31 $0.66 $0.41 $0.39 Fox News CNN CNBC Fox Business MSNBC NewsMax 60M 58M 59M 58M 60M 57M #1 #3 #5 #6 #2 #4 Affiliate Fees Set To Reprice CAPITALIZING ON REACH AND GROWTH Source: Nielsen as of December 2025, Kagan (*average monthly affiliate fee per subscriber in 2025). Affiliate Fees Significant Opportunity Built-In Growth Catalyst – Expiring contracts reset at market rates High-Margin Upside – Flows directly to bottom line Massive Gap to Peers – Current rates trail peers by average of 7x Distribution Parity – Now in ~60M homes, on par with peers Audience Outperformance – More viewers than CNBC + FOX Business combined in access & prime Affiliate Rate Per Subscriber ($ per month) 9 Nielsen Homes Ratings All Key Dayparts

Accelerating AD Growth NEWSMAX BEATS COMPEITION RECENT NATIONAL AD ADDITIONS Newsmax Broadcast AD Sales $15M $104M 2020 2025 +6x +1% -9% -21% -32% Total Day: Jan - Sep t ' 25 vs. ‘ 24 10 Top Advertisers – Turning To Newsmax Remove Pending Updated Financials

58M+ Newsmax TV Total Audience Reach 20M+ Newsmax App Downloads 260K+ Newsmax+ Paid Subscribers TELEVISION STREAMING Online / Apps SOCIAL 23M+ Social Media Followers On All Platforms, for All People UP versus Election Year +11% as of Dec '25 vs. ‘24 +21% as of Dec '25 vs. ‘24 ~8M Avg. Monthly Users +6% Jan-Dec '25 vs. ‘24 11 Am ong t he be s t pe r - f o l l ower eng agement ra t e i n T V news Fast-Growing Footprint Broadens & Strengthens Our Brand Disclosure: Please note data is aggregated from Nielsen data, streaming dashboard of OTT providers, internal company estimates and other analytic services. The numbers and data are variable and subject to change. +200 Hours Added on-demand content News Hours Surge Double Digits in ’25 vs. ’24 Election year Growing On All Major Platforms

HIGHLY ENGAGED AUDIENCE UNLOCKING SUBSTANTIAL SPEND Expanding Audience Lifetime Value Enhance Product Execution: Podcasts, radio, Newsmax.com, app, books, magazine, social, talent development, new digital media channels, seeking family friendly content Global Growth: New international licensing deals, live AI dubbing, broader global footprint and more correspondents worldwide Cross-Platform Integration: E-commerce, subscription bundles and digital ad growth Underleveraged Verticals: Finance, insurance, health and retirement services High income earners High net worth retirees Active and actionable families Socially responsible and community driven Highly digitally involved base, TV generation, social media savvy Loyal, action-oriented audience 12 Opportunities to Expand Our Offering

Global Growth Providing Enhanced Monetization Opportunities 13 100+ Countries Available N ew D ist r ibut ion Pa r t ne rsh ips : ✓ F r e e T V ( F r a n c e ) ✓ H O T ( I s r a e l ) ✓ P r i m e t e l ( C y p r u s ) ✓ D G O ( D I R E C T V L a t A m ) ✓ L G ( M e x i c o – N e w s m a x e n E s p a ñ o l ) ✓ P l e x ( S o u t h A m e r i c a , S p a i n – N e w s m a x e n E s p a ñ o l ) First and only live dubbed news channel U.S. Channel Carriage U.S. Channel Carriage & Live AI dubbing Brand L i censing Pa r t ne rsh ips : ✓ U k r a i n e ✓ P o l a n d ✓ R e p u b l i c o f S e r b i a ✓ R e p u b l i c o f C r o a t i a ✓ B o s n i a & H e r z e g o v i n a ✓ A l b a n i a ✓ S l o v e n i a ✓ N o r t h M a c e d o n i a ✓ M o n t e n e g r o

World-Class Leadership With Strategic Access CHRISTOPHER RUDDY Chief Executive Officer • Founded Newsmax in 1998 • Former Journalist at New York Post, Pittsburgh Tribune-Review • Served as Media Fellow, Hoover Institution • Mult ichannel News’ “News Titans”: Top 10 People to Know in TV News • Named Cablefax’s Top 100 Power Players Leadership Team Board A L E X A C O S T A • Served as 27 th U.S. Secretary of Labor • 30+ years of legal expertise across government, academia and private practice N A N C Y B R I N K E R • Philanthropist, Founder of Susan G. Komen for the Cure • Anchor for Newsmax TV P A U L A D O B R I A N S K Y • Vice Chair of the Atlantic Council's Scowcroft Center for Strategy and Security • Former SVP and Global Head of Government and Regulatory Affairs at Thomson Reuters D A V I D G A N D L E R • Co-Founder and Chief Executive Officer of FuboTV Inc. • 15+ years in video sales in local broadcast and cable TV C H R I S N I X O N C O X • CEO of Lightswitch Capital, Argali Carbon Corporation and BioSource Feeds Corporation • Co-Founder and Managing Partner of OC Global Partners 14 D A R R Y L E B U R N H A M Chief Financial Officer • 35+ years of experience in corporate finance, treasury and operational management L A U R A V A I L Vice President of Marketing • 34+ years in marketing with an expertise in business growth and acquisition A N D Y B I G G E RS SVP of Content Distribution • 25+ years of experience overseeing content distribution across broadcast and cable platforms R A L P H R E N Z I E CEO of Newsmax Radio • 25+ years as a broadcast and media executive G A R Y K A N O F S K Y SVP of News & Operations • 45+ years in broadcast and media operations R O N A L D W I N D I S C H EVP of Corporate Finance • 35+ years of experience in corporate finance, investment banking, and capital markets L O K E S H T I W A R I Chief Information Officer • 15+ years of experience leading IT, software development, broadcast, and OTT D A V I D E V A N S • Former COO & CFO of Salem Media Group • 25+ years of executive leadership in the Media industry

STRONG QUARTERLY RESULTS REALIZING STRONG REVENUE GROWTH AND OPERATIONAL MOMENTUM IN A NON-ELECTION YEAR 4Q FY25 Highlights Revenues of $52.2M, up 9.6% YoY Broadcast Revenues of $42.5M, up 12.6% YoY Remains Fourth Highest-Rated Cable News Channel 15 $47.7 $52.2 4Q FY24 4Q FY25 Revenue ($ in millions) Expanded domestic distribution through new/renewed multi-year carriage deals, including YouTube TV renewal and upcoming Newsmax+ extension on YouTube Primetime Channels in 2026. Accelerated international expansion with new multi-year agreements across Europe and the Middle East, including launches in France, Israel, Cyprus, and Newsmax Ukraine. +9.6 % No Long-Term Debt and Strong Cash Position Broadcast Revenue ($ in millions) $37.8 $42.5 4Q FY24 4Q FY25 +12.6% Scaled streaming and digital platforms by expanding Newsmax2 across major FAST/CTV platforms and investing in exclusive Newsmax+ content.

DRIVEN BY STRUCTURAL GROWTH Initiates FY26 Guidance: Accelerating Revenue Growth 16 • Company is issuing full-year 2026 guidance range with Revenues of $212M to $216M, up 13% YoY at the midpoint of the range. • Political advertising is not expected to be a meaningful contributor to growth. • Top-line growth primarily driven by affiliate fee expansion, reflecting rate increases and new distribution channels. • Continued investment in premium content and digital monetization. • Expect improved profitability profile driven by operating leverage and reduced legal and public company transition expenses. FY25A FY26E YoY Change at Midpoint of Range Total Revenue $189M $212M - $216M +13%

Positioned to Generate Long-Term Shareholder Value Rapidly Expanding News Network with Strong Growth Trajectory Highly Loyal Audience with Significant Reach Diverse Platform Model with Multi-Faceted Revenue Streams World-Class Leadership with Strategic Access Debt-Free Balance Sheet with Capital Strength to Support Growth Platform and Reach Unlocks Monetization Upside 17